EXHBIIT 10.18

                             SPLIT-DOLLAR AGREEMENT

         THIS AGREEMENT, made and entered into as of the 1st day of December, 1995, by and between MIAMI COMPUTER SUPPLY, INC., an Ohio company, with principal offices in the State of Ohio (hereinafter referred to as the "Company"), and ALBERT L. SCHWARZ, an individual residing in the State of Ohio (hereinafter referred to as the "Executive"),

         WITNESSETH THAT:

         WHEREAS, the Executive is employed by the Company; and

         WHEREAS, the Company has, for its benefit and protection, insured the life of the Executive under a policy of life insurance insuring the Executive's life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which was issued by Security Life, Denver, Colorado (hereinafter referred to as the "Insurer"); and

         WHEREAS, the Executive wishes to provide life insurance protection for his family under the Policy, and the Company has determined that it no longer needs all of the life insurance protection afforded by said Policy; and

         WHEREAS, the Company has paid all of the premiums on the Policy, and is willing to continue to pay the premiums due on the Policy as an additional employment benefit for the Executive, on the terms and conditions hereinafter set forth; and

         WHEREAS, the Company is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

         WHEREAS, the Company wishes to retain such ownership rights, since it will continue to be a beneficiary of a portion of the death benefit of the Policy;


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         NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

              1. Purchase of Policy. The Company has purchased the Policy from the Insurer in the total face amount of $1,550,001. The parties hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the endorsement to the Policy filed with the Insurer.

              2. Ownership of Policy. The Company shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

              3. Election of Settlement Option and Beneficiary. The Executive may select the settlement option for payment of the portion of the death benefit provided under the Policy to which he is entitled hereunder, and the beneficiary or beneficiaries to receive the portion of Policy proceeds to which he is entitled hereunder, by specifying the same in a written notice to the Company. Upon receipt of such notice, the Company shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the portion of the death proceeds of the Policy to which the Executive is entitled hereunder. The parties hereto agree to take all action necessary to cause the beneficiary designation and settlement election provisions of the Policy to conform to the provisions hereof. The Company shall not terminate, alter or amend such designation or election without the express written consent of the Executive.

               4. Payment of Premium. On or before the due date of each Policy premium, or within the grace period provided therein, the Company shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Executive evidence of timely payment of such premium. The Company

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shall annually furnish the Executive a statement of the amount of income reportable by the Executive for federal and state income tax purposes as a result of the insurance protection provided the Owner as the Policy beneficiary.

               5. Designation of Policy Beneficiary/Endorsement. Contemporaneously with the execution of this Agreement, the Company has executed a beneficiary designation for and/or an endorsement to the Policy, under the form used by the Insurer for such designations, to give the Executive the right to a portion of the Policy proceeds and the right to designate the beneficiary or beneficiaries of the portion of the Policy proceeds to which he is entitled under this Agreement. Such beneficiary designation or endorsement shall not be terminated, altered or amended by the Company, without the express written consent of the Executive. The parties hereto agree to take all action necessary to cause such beneficiary designation or endorsement to conform to the provisions of this Agreement.

               6. Limitations on Company's Rights in Policy. Except as otherwise provided herein, the Company shall not sell, assign, transfer, surrender or cancel the Policy, or change the beneficiary designation provision thereof without, in any such case, the express written consent of the Executive.

               7. Policy Loans. The Company may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party; provided, however, that the aggregate amount of such loan(s), including accumulated interest thereon, shall not at any time exceed that amount which, when subtracted from the total death benefit payable under the Policy, equals the amount of the death benefit to which the Executive is entitled hereunder. If the Company so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Executive, the Company shall promptly take all action necessary to secure the release or discharge of such encumbrance.

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                8.  Collection of Death Proceeds.

                    a. Upon the death of the Executive, the Company shall cooperate with the beneficiary or beneficiaries designated by the Executive to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

                    b. Upon the death of the Executive, the beneficiary or beneficiaries designated by the Executive shall have the right to receive a portion of the death benefit provided under the Policy equal to $310,000. The balance of the death benefit provided under the Policy shall be paid to the Company. In no event shall the amount payable to the Executive hereunder exceed the Policy proceeds payable at the death of the Executive. No amount shall be paid from the death benefit provided under the Policy to the Company until the full amount due the beneficiary or beneficiaries of the Executive hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

                    c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Executive and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Company shall have the unqualified right to such premiums.



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               9. Termination of the Agreement During the Executive's Lifetime.

                  a. This Agreement shall terminate, during the Executive's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Company's business; (b) bankruptcy, receivership or dissolution of the Company; or (c) commencement of payments pursuant to the Salary Continuation Plan entered into as of December 1, 1995 by and between the Company and Executive.

                  b. In addition, the Executive may terminate this Agreement by written notice to the Company. Such termination shall be effective as of the date of such notice.

                  c. Upon termination of this Agreement, the Company shall thereupon cancel the endorsement to the Policy filed with the Insurer and change the beneficiary designation of the Policy to eliminate the Executive's interest in the Policy. The interest of the Executive in the death proceeds provided under the Policy shall thereupon terminate and the Executive shall thereafter have no interest in and to the Policy or its death proceeds.

              10. Insurer Not a Party. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation and/or endorsement executed by the Company and filed with the Insurer in connection herewith.

               11. Assignment by Executive. Notwithstanding any provision hereof to the contrary, the Executive shall have the right to absolutely and irrevocably assign by gift all of his right, title and interest in and to this Agreement and to the Policy to an assignee. This right shall be exercisable by

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the execution and delivery to the Company of a written assignment, in substantially the form attached hereto as Exhibit B, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Executive and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Executive's assignee as the sole owner of all of the Executive's right, title and interest in and to this Agreement and in and to the Policy. Thereafter, the Executive shall have no right, title or interest in and to this Agreement or the Policy, all such rights being vested in and exercisable only by such assignee.

               12. Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

                   a. The Company is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

                           (1)  Claim.

                                A person who believes that he or she is
                           being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

                           (2)  Claim Decision.

                                    Upon receipt of a claim, the Company shall
                           advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

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                                    If the claim is denied in whole or in part,
                           the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and
                           (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                           (3) Request for Review.

                                With sixty (60) days after the receipt by
                           the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Company review the determination of the Company. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination by the Secretary of the Company within such sixty (60) day period, he or she shall be barred and estopped from challenging the Company's determination.

                            (4)  Review of Decision

                                 Within sixty (60) days after the Secretary's
                           receipt of a request for review, he or she will review the Company's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent

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                           provisions of this Agreement on which the decision is
                           based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

               13. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

               14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Executive, his successors, assigns, heirs, executors, administrators and beneficiaries.

               15. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

               16. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, on the day and year first above written.

                                             MIAMI COMPUTER SUPPLY, INC.

                                             By:
                                                -------------------------------

                                             Title:
                                                   ----------------------------


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ATTEST:

- -------------------------------
Secretary

                                             ----------------------------------
                                                         "Executive"


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                                   EXHIBIT A

         The following life insurance policy is subject to the attached Split-Dollar Agreement:




Insurer:          Security Life, Denver, Colorado


Insured:          ALBERT L. SCHWARZ


Policy Number:    1070673


Face Amount:      $1,550,001


Date of Issue:     07/15/95




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                                    EXHIBIT B

                IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR AGREEMENT


         THIS ASSIGNMENT, dated this ____ day of ________________, 19___,

         WITNESSETH THAT:

         WHEREAS, the undersigned (the "Assignor") is the Executive party to that certain Split-Dollar Agreement (the "Agreement"), dated _____________, 19____, by and between the undersigned and ________________________, (the
"Company"), which Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

         WHEREAS, pursuant to the provisions of said Agreement, the assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement to an assignee; and

         WHEREAS, the Assignor desires to exercise said right;

         NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to _________________________, (the "Assignee") all of the Assignor's right, title and interest in and to the Agreement and said policies of insurance, intending that, from and after this date, the Agreement be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.


                                             ----------------------------------
                                             Assignor

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                            ACCEPTANCE OF ASSIGNMENT


         The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement, by and between such Assignor and the Company, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreement, as if the original employee party thereto.


                                            -----------------------------------
                                            Assignee



Dated:
      ------------------------------



                              CONSENT TO ASSIGNMENT

         The undersigned Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement, by and between the Assignor and the Company, to the Assignee designated therein. The undersigned Company hereby agrees that, from and after the date hereof, the undersigned Company shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original employee party thereto.


                                           MIAMI COMPUTER SUPPLY, INC.



                                           By:
                                              --------------------------------

                                           Title:
                                                 -----------------------------


Date:
     ----------------------------------



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